UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    April 28, 2014

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1150 Crews Road, Suite F Matthews, North Carolina		28105
(Address of Principal Executive Offices)		(Zip Code)
(704) 849-0860

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 29, 2014, PokerTek, Inc., a North Carolina corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Multimedia Games, Inc., a Delaware corporation (“Parent”), and 23 Acquisition Co., a North Carolina corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”).  The Merger Agreement was unanimously approved by the Board of Directors of the Company (the “Board”), based on the recommendation of a Special Committee of the Board (the “Special Committee”) that was formed to evaluate and negotiate the terms of a sale of the Company.

At the time the Merger becomes effective pursuant to the terms and conditions of the Merger Agreement and under North Carolina law (the “Effective Time”):  (a) each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, (b) each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, Parent or Merger Sub and shares owned by shareholders of the Company who have perfected and not withdrawn a demand for appraisal rights under North Carolina law) will automatically be cancelled and converted into the right to receive $1.35 in cash, without interest (the “Merger Consideration”), and (c) each option outstanding (whether or not then vested or exercisable) that represents the right to acquire shares of common stock of the Company will be cancelled and terminated whereby the holder of any such option to acquire common stock of the Company shall receive an amount for each such option equal to the excess, if any, of (i) the Merger Consideration over (ii) the exercise price payable in respect of such share of common stock of the Company issuable upon exercise of such option.

The Merger Agreement contains customary representations, warranties and covenants.  The consummation of the Merger is subject to customary conditions, including, without limitation, (a) approval by the holders of a majority of the outstanding shares of common stock of the Company entitled to vote on the Merger and (b) the absence of any law, order, injunction or other legal restraint prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (i) the accuracy of the other party’s representations and warranties (subject to customary qualifiers), and (ii) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary qualifiers).  In addition, the obligation of Parent and Merger Sub to consummate the Merger is conditioned upon (1) certain required consents having been obtained, (2) the receipt of certain approvals from gaming regulators, (3) holders of not more than five percent (5%) of the outstanding shares of common stock of the Company having exercised their appraisal rights, and (4) there not being any Company Material Adverse Effect (as defined in the Merger Agreement).

From the date of the Merger Agreement, subject to certain exceptions, the Company is subject to customary “no-shop” restrictions on its ability to solicit or respond to alternative takeover proposals from third parties, furnish information to and engage in discussions with third parties regarding alternative takeover proposals, recommend an alternative takeover proposal or enter into an agreement with respect to an alternative takeover proposal.

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company under certain circumstances to terminate the Merger Agreement to accept a Superior Proposal (as defined in the Merger Agreement) and enter into a definitive agreement with respect thereto.  Upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement to accept a Superior Proposal and enter into a definitive agreement with respect thereto, the Company is required to pay Parent a termination fee of up to $650,000. Upon termination of the Merger Agreement by the Company under certain other specified circumstances, Parent and Merger Sub are required to pay the Company a termination fee of $500,000.

The representations, warranties and covenants made in the Merger Agreement (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its Subsidiaries (as defined in the Merger Agreement) or Affiliates (as defined in the Merger Agreement). Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 attached hereto, and the terms of which are incorporated herein by reference.

The Board, acting upon the recommendation of the Special Committee, has approved the adoption of the Merger Agreement and consummation of the Merger and recommended adoption of the Merger Agreement and consummation of the Merger by the Company’s shareholders.  The transactions contemplated under the Merger Agreement are expected to close in calendar year 2014.

Voting Agreement

As a condition to Parent entering into the Merger Agreement, on April 29, 2014, Lyle A. Berman, James T. Crawford, Joseph J. Lahti, Arthur L. Lomax, Mark D. Roberson, and Gehrig H. White, in each case as a shareholder and/or an option holder of the Company and members of the Company’s management and/or members of the Board, entered into a voting agreement with Parent (the “Voting Agreement”), whereby each shareholder party to the Voting Agreement agreed to vote all of the shares of common stock of the Company owned beneficially (or of record) by such shareholder, including, but not limited to, any shares of common stock of the Company that such voting shareholder has the right to vote due to any agreement, proxy or other similar right (i) in favor of adoption of the Merger Agreement and in favor of the Merger, (ii) against (A) any proposal made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger or any other transaction contemplated by the Merger Agreement, (B) any Company Takeover Proposal (as defined in the Merger Agreement), including a Superior Proposal, (C) any change in the  management or the Board of the Company (other than as contemplated by the Merger Agreement), (D) any sale or transfer of a material amount of the assets or capital stock of the Company or any of its subsidiaries, (E) any action, matter, agreement or proposal submitted to shareholders of the Company for approval, if it could reasonably be expected that, or if such shareholder has actual knowledge that the approval of such action, matter, agreement or proposal would result in a breach of any representation, warranty, covenant or agreement or any other obligation of the Company under the Merger Agreement, and (F) any action, proposal, transaction or agreement that is intended or could reasonably be expected to impede, interfere with, delay, discourage, inhibit, postpone, or adversely affect the Merger or the other transactions contemplated by the Merger Agreement.  The shareholders who are parties to the Voting Agreement own approximately 36% of the shares entitled to vote on the Merger.

Each of the shareholders has granted to Patrick J. Ramsey and Todd F. McTavish, each in his capacity as an officer of Parent, a proxy to vote all of such shareholder’s shares in accordance with the provisions of the Voting Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 attached hereto, and the terms of which are incorporated herein by reference.

Founder’s Loan Modification

On April 28, 2014, the Company and Arthur L. Lomax, a director and founder of the Company, entered into an Amendment to the Second Amended and Restated 9% Secured Promissory Note (the “Second Amended and Restated Promissory Note”), Due December 31, 2016, made by the Company and held by Mr. Lomax (the “Note Modification Agreement”), to amend and restate the acceleration provision of the Second Amended and Restated Promissory Note.  As amended, the outstanding principal of and accrued and unpaid interest on the Second Amended and Restated Promissory Note will automatically become immediately due and payable upon a Change in Control Transaction (as defined in the Second Amended and Restated Promissory Note).  Prior to the amendment and restatement, the outstanding principal of and accrued and unpaid interest on the Second Amended and Restated Promissory Note would have automatically become immediately due and payable upon the Company’s execution of an agreement, including the Merger Agreement, that provides for a Change in Control Transaction.

The foregoing description of the Note Modification Agreement and the Second Amended and Restated Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Modification Agreement, a copy of which is filed as Exhibit 10.2 attached hereto, and the terms of which are incorporated herein by reference, and the Second Amended and Restated Promissory Note, a copy of which is filed as Exhibit 10.44 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 30, 2014 the Company issued a press release announcing the entry into the Merger Agreement, a copy of which is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On April 30, 2014, the Company issued a letter to employees of the Company, announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.2 attached hereto, and is incorporated herein by reference.

On April 30 2014, the Company made available on its website answers to frequently asked questions regarding the Merger Agreement and the proposed Merger, a copy of which is furnished as Exhibit 99.3 attached hereto, and is incorporated herein by reference.

Important Merger Information and Additional Information

In connection with the proposed Merger, the Company will file with the SEC and mail to its shareholders a proxy statement, which will contain information about the Company, the proposed Merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from the Company by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or from the Company website (www.pokertek.com). The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Company shareholders with respect to the proposed Merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction will be set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Merger.

Forward-looking Statements

This report contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this report are based on information available to the Company on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control.  These factors include (A) failure to obtain shareholder approval or failure to satisfy other conditions required for the consummation of the Merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by the Company with the SEC from time to time. The Company does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this report and other Company communications.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 29, 2014, by and among PokerTek, Inc., Multimedia Games, Inc. and 23 Acquisition Co.*
Exhibit 10.1	Voting Agreement, dated April 29, 2014, by and among Multimedia Games, Inc. and the shareholders and option holders of PokerTek, Inc. signatories thereto.

Exhibit 10.2	Amendment dated April 28, 2014 to the Second Amended and Restated 9% Secured Promissory Note, Due December 31, 2016, made by Pokertek, Inc. and held by Arthur Lomax.

Exhibit 99.1	Press release of PokerTek, Inc., dated April 30, 2014.

Exhibit 99.2	Letter to PokerTek, Inc. employees, dated April 30, 2014.

Exhibit 99.3	Answers to frequently asked questions regarding the Merger posted on the PokerTek, Inc. website on April 30, 2014.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POKERTEK, INC.

Dated: April 30, 2014

	By:	/s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 29, 2014, by and among PokerTek, Inc., Multimedia Games, Inc. and 23 Acquisition Co.*

Exhibit 10.1	Voting Agreement, dated April 29, 2014, by and among Multimedia Games, Inc. and the shareholders and option holders of PokerTek, Inc. signatories thereto.

Exhibit 10.2	Amendment dated April 28, 2014 to the Second Amended and Restated 9% Secured Promissory Note, Due December 31, 2016, made by Pokertek, Inc. and held by Arthur Lomax.

Exhibit 99.1	Press release of PokerTek, Inc., dated April 30, 2014.

Exhibit 99.2	Letter to PokerTek, Inc. employees, dated April 30, 2014.

Exhibit 99.3	Answers to frequently asked questions regarding the Merger posted on the PokerTek, Inc. website on April 30, 2014.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.